UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: October 6, 2004

(Date of earliest event reported)

BIO-TRACKING SECURITY SYSTEMS INC.

(Exact name of registrant as specified in its charter)

FLORIDA	000-29915	65-0786722
State of incorporation	Commission File Number	IRS Employer Identification Number

1000 De La Gauchetiere West, Suite 2400, Montreal, Qc, H3B 4W5

(Address of principal executive offices)

Tel: (514) 448-2226

(Issuer’s telephone number)

CHINA XIN NETWORK MEDIA CORPORATION

1111 Brickell Avenue, 11th Floor, Miami, Florida 33130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 30, 2004, Mr. Jean-Francois Amyot was appointed to the Board of Directors of the Registrant and nominated as Chairman, President and CEO following the Special Shareholders meeting held in witness of the Registrant’s auditors where the holder of the majority of the outstanding shares of the common stock of the Registrant voted to remove Michael Tremis, Michael Iafigiola, Philippe Canning, Daniel Bernesi and Kerry Schacter as officers and directors of the Registrant and appoint Mr. Jean-Francois Amyot as the sole director.

The decision by the shareholders to remove the current members of the Board of Directors arose due to irresolvable differences and such action was taken in the best interest of all the shareholders of the Registrant.

ITEM 7.01. REGULATION FD DISCLOSURE

On October 1, 2004 the Registrant issued a press release announcing the majority consent to remove all directors and officers of the company and nominate Jean-Francois Amyot as Chairman, President and CEO.

Mr. Amyot is senior general partner at Finkelstein Capital, a mergers and acquisition consulting firm specializing in the SmallCap securities market. Mr. Amyot is also a Board member of Vectoria Inc./ Satelinx International, a publicly traded company (NASD OTCBB: VTRR). Prior to becoming a senior partner of Finkelstein Capital, Mr. Amyot served as Chairman, President and Chief Executive Officer of China Xin Network Media Corporation. Prior to his position with China Xin Network Media Corporation, Mr. Amyot founded Options Management Services, a consulting firm specializing in international business development strategies and implementation of tactical sales force to the financial information industry. Mr. Amyot served as President of Options Management Services for seven (7) years and throughout those seven (7) years, the company supplied services to information providers such as Reuters, Standard & Poors, Market Communication Group, Starfish Systems and the MarketNet Group.

The Registrant’s press release with respect to the above is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

Exhibit No.	Description
99.1	Press Release of China Xin Network Media Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

BIO-TRACKING SECURITY SYSTEMS INC.

DATE: October 14, 2004	/s/ Jean-Francois Amyot
Jean-Francois Amyot
President, CEO and Chairman
CXN Media Corp.

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of China Xin Network Media Corporation.